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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 28, 2002
                                                          -------------


                        CHILDTIME LEARNING CENTERS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its Charter)


             Michigan                     0-27656                 38-3261854
----------------------------       ----------------------    -------------------
(State or other jurisdiction             (Commission           (IRS Employer
    of incorporation)                    File Number)        Identification No.)



38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan        48335
--------------------------------------------------------------    --------------
         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code            (248) 476-3200
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On June 28, 2002, Childtime Learning Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99, announcing that it has been confirmed as the successful bidder for the purchase of the assets of Tutor Time Learning Systems, Inc., a Florida corporation. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)        Not applicable.

         (c)               Exhibits

                            99      Press Release dated June 28, 2002.

ITEM 8.           NOT APPLICABLE.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHILDTIME LEARNING CENTERS, INC.

Date: July 2, 2002                    By: Leonard C. Tylka
                                         --------------------------------------
                                          Leonard C. Tylka
                                          Its:  Interim Chief Financial Officer
                                                   and Treasurer





















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                                INDEX TO EXHIBITS



EXHIBIT NO.            DESCRIPTION
-----------            -----------

Exhibit 99             Press Release issued by Childtime Learning Centers, Inc.
                       dated June 28, 2002